UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2021 (February 18, 2021)

OneSpan Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 West Wacker Drive, Suite 2050

Chicago, Illinois 60601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 766-4001

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	OSPN	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Designation of Steven Worth as Name Executive Officer

On February 18, 2021, the Board of Directors of OneSpan Inc. designated Steven Worth, the Company’s General Counsel, Chief Compliance Officer and Corporate Secretary, as a Named Executive Officer (“NEO”) of the Company, effective March 1, 2021.

Mr. Worth has been with the Company since 2016 and brings more than 25 years of experience across software, technology, consulting, and legal. Prior to joining OneSpan, Mr. Worth was an Executive Vice President at SilkRoad Technology, a leader in SaaS human resources applications, and helped build the high growth venture-backed company. Before SilkRoad, Mr. Worth was Vice President, General Counsel and Corporate Secretary of Diamond Management and Technology Consultants, an international publicly-traded technology services firm. Before corporate roles, Mr. Worth also practiced law with a large international firm in the areas of technology, finance, M&A, general corporate, and tax. He holds post-graduate degrees from the University of Wisconsin-Madison where he received an MBA, and JD. Steven did his undergraduate work at Cornell University, graduating with a BS.

There is no arrangement or understanding between Mr. Worth and any other person pursuant to which Mr. Worth was appointed as a NEO of the Company. There are no family relationships between Mr. Worth and any director or executive officer of the Company, and Mr. Worth has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2021	OneSpan Inc.

/s/ Steven R. Worth
Steven R. Worth
Corporate Secretary